Exhibit 10.31.A

9721 Sherrill Blvd. | Knoxville, TN  37932865-560-4440cynthia.gibson@scrippsnetworks.com

Cynthia L Gibson

Executive Vice President, Chief Legal Officer

Amendment No. 1 to Employment Agreement

August 19, 2015

Mr. Burton Jablin

9721 Sherrill Boulevard

Knoxville, TN 37932

Re:Amendment to Employment Agreement

Dear Burton:

This Amendment No. 1 (this “Amendment”) to your Employment Agreement with Scripps Networks Interactive, Inc. (the “Company”), dated as of September 1, 2013, (the “Employment Agreement”), amends the Employment Agreement as expressly stated herein.

1.	Duties.The first sentence of Section 2 of the Employment Agreement is amended by replacing “President, Scripps Networks” with “Chief Operating Officer, Scripps Networks Interactive”.

2.

Compensation.  The first sentence of Section 3(a) is amended by replacing “$850,000” with “$1,050,000 (effective August 1, 2015).” The first sentence of Section 3(b) is amended by replacing 80% with 100%.

2.

No Other Amendments.  Except as expressly amended, modified and supplemented hereby, the provisions of the Employment Agreement are and will remain in full force and effect and shall be binding on the parties thereto.  References in the Employment Agreement or in any other document to the Employment Agreement shall refer to the Employment Agreement, as amended hereby.

3.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

If the foregoing correctly sets forth our understanding, please sign, date and return all three copies of this Amendment to the undersigned for execution on behalf of the

Burton Jablin

August 19, 2015

Company; after this Agreement has been executed by the Company and a fully-executed copy returned to you, it shall constitute a binding agreement between us.

Sincerely yours,

/s/ Cynthia L. Gibson

________________________

Cynthia L. Gibson

EVP, Chief Legal Officer

ACCEPTED AND AGREED:

/s/ Burton Jablin

__________________________________

Burton Jablin